UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2017

PULTEGROUP, INC.
(Exact name of registrant as specified in its Charter)

Michigan	1-9804	38-2766606
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3350 Peachtree Road NE, Suite 150, Atlanta, Georgia 30326
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (404) 978-6400

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 3, 2017, the Board of Directors of PulteGroup, Inc. (the "Company") adopted Amended and Restated By-Laws, effective the same date. The primary purpose of the amendment and restatement is to clarify the role and function of the Chairman of the Board of Directors and the principal executive address.

The foregoing description of the Amended and Restated By-Laws is qualified in its entirety by reference to the Amended and Restated By-Laws (with amendments marked) filed herewith as Exhibit 3.1 and incorporated herein by reference. A clean copy of the Amended and Restated By-Laws is filed herewith as Exhibit 3.2.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders (“Annual Meeting”) on May 3, 2017. A total of 285,694,993 common shares were present or represented by proxy at the meeting. The Company’s shareholders voted on four proposals and cast their votes as follows:

Proposal 1 - Election of Directors

All twelve of the nominees for directors were elected to serve for a term which expires at our 2018 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, by the votes set forth below.

Director Nominee	Voted For	Against	Abstain	Broker Non-Votes
Brian P. Anderson	247,936,485	4,120,925	2,555,677	31,081,906
Bryce Blair	240,880,042	10,386,513	3,346,532	31,081,906
Richard W. Dreiling	250,622,738	3,155,572	834,777	31,081,906
Thomas J. Folliard	251,870,053	1,903,209	839,825	31,081,906
Joshua Gotbaum	250,918,884	2,326,986	1,367,217	31,081,906
Cheryl W. Grisé	250,660,924	2,991,559	960,604	31,081,906
André J. Hawaux	251,746,682	1,901,980	964,425	31,081,906
Ryan R. Marshall	252,461,839	1,172,852	978,396	31,081,906
Patrick J. O’Leary	247,627,377	5,459,862	1,525,848	31,081,906
John R. Peshkin	251,533,233	1,576,408	1,503,446	31,081,906
Scott F. Powers	250,434,496	2,670,685	1,507,906	31,081,906
William J. Pulte	234,837,806	18,475,000	1,300,281	31,081,906

Proposal 2 - Ratification of the Selection of Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017, was ratified by the shareholders by the votes set forth below.

Voted For	Voted Against	Abstain
280,674,620	4,140,579	879,794

Proposal 3 - Advisory Vote on Executive Compensation

The shareholders approved, on an advisory basis, the compensation of our named executive officers by the votes set forth below.

Voted For	Voted Against	Abstain	Broker Non-Votes
239,855,714	12,887,426	1,869,947	31,081,906

Proposal 4 - An Advisory Vote to Approve the Frequency of the Advisory Vote Regarding Executive Compensation

The shareholders approved the frequency of one year for an advisory vote on the compensation of our named executive officers by the votes set forth below.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
232,232,845	420,555	21,063,273	896,414	31,081,906

In light of the results of the vote as noted above, the Board of Directors recommended and, consistent with the shareholder vote, has decided that the advisory vote on executive compensation be held on an annual basis.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1    Amended and Restated By-Laws of PulteGroup, Inc. (marked for changes)
3.2    Amended and Restated By-Laws of PulteGroup, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTEGROUP, INC.

Date:	May 5, 2017	By:	/s/ Todd N. Sheldon
			Name:	Todd N. Sheldon
			Title:	Executive Vice President, Chief Legal Officer, and Corporate Secretary

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